UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): September 20, 2005
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                             INFOSEARCH MEDIA, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                -----------------
                 (State or Other Jurisdiction of Incorporation)

       333-97385                                            90-0002618
 (Commission File Number)                      (IRS Employer Identification No.)

              4086 Del Rey Avenue, Marina Del Rey, California 90292
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              (Address of principal executive offices and zip code)

                                 (310) 437-7380
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              (Registrant's telephone number, including area code)

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CF 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Previous independent accountant.

      On September 20, 2005, the Registrant dismissed Sherb & Co., LLP ("Sherb & Co.") as its independent accountant. The Registrant's decision to change independent accountants was approved by the Registrant's Board of Directors.

      During the audits of the Registrant's two most recent fiscal years ended December 31, 2004 and through the date of this Current Report, the Registrant has had no disagreements with Sherb & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Sherb & Co., would have caused it to make reference to the subject matter of such disagreements in its report on the financial statements of the Registrant for such period. During the Registrant's two most recent fiscal years and through the date of this Current Report, the Registrant has had no reportable events under Item 304(a)(1)(iv) of Regulation S-B.

      The audit reports of Sherb & Co. on the financial statements of the Registrant as of and for each of the past two fiscal years ended December 31, 2004 and 2003 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      Sherb & Co.'s report on the Registrant's financial statements for the fiscal year ended December 31, 2004 indicated that the consolidated financial statements had been prepared assuming that the Registrant would continue as a going concern. Based on the Registrant's losses from operations and accumulated deficit for the fiscal year ended December 31, 2004, Sherb & Co. raised doubt about the Registrant's ability to continue as a going concern. However, the report indicated that as an early stage growth company accumulated deficits were to be expected and that as part of the growth process, the Registrant had added new revenue streams and was developing joint-ventures with major industry players.

      The Registrant has requested Sherb & Co. to furnish it with a letter addressed to the Commission stating whether or not Sherb & Co. agrees with the above statements. A copy of such letter, dated September 21, 2005, is filed as Exhibit No. 16 to this Current Report.

(b) New independent accountant.

      The Registrant has engaged Singer, Lewak, Greenbaum & Goldstein, LLP as its new independent accountant as of September 26, 2005. During the Registrant's two most recent fiscal years and through the date of their engagement by the Registrant, the Registrant did not consult with Singer, Lewak, Greenbaum & Goldstein regarding the issues of the type described in
      Item 304(a)(2) of Regulation S-B.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

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Exhibit No.    Description
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16             Letter from Sherb & Co. to the Securities and Exchange Commission
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 26, 2005                         INFOSEARCH MEDIA, INC.

                                                  By:/s/Frank Knuettel, II
                                                    ----------------------------
                                                  Name: Frank Knuettel, II
                                                  Title: Chief Financial Officer